Filed pursuant to Rule 497(a)

Registration No. 333-232387

Rule 482ad

GOLUB CAPITAL BDC, INC.
ANNOUNCES TRANSFERABLE RIGHTS OFFERING

New York, NY, April 1, 2020—Golub Capital BDC, Inc. (NASDAQ: GBDC) (“we,” “us,” “our,” “GBDC” or the “Company”) announced today that its Board of Directors has approved the terms of a transferable rights offering to purchase shares of its common stock. Wells Fargo Securities, LLC will act as the Dealer Manager for the offering.

David B. Golub, Chief Executive Officer of GBDC, described the Company’s strategic rationale for the rights offering in a letter to shareholders issued concurrently with this press release:

“GBDC is undertaking this rights offering in order to raise capital that will both fortify GBDC’s balance sheet now and create opportunities in the future. Fortifying GBDC’s balance sheet is important so that we can navigate through the uncharted waters of a COVID-19 world. Creating opportunities in the future is important so that when this period ends, GBDC is well positioned to play offense on new transactions that we believe are likely to be particularly attractive. We believe recent market events will likely create a sustained lender friendly environment, much like we saw after the last recession.”

The Company will issue to stockholders of record as of 5:00 p.m., New York City time, on April 8, 2020 transferable rights to subscribe for an aggregate of up to 33,451,902 shares of the Company’s common stock. Each record date stockholder will be issued one transferable right for every four shares of the Company’s common stock owned on the record date. The rights entitle each holder to acquire at the subscription price one share of our common stock for every right held (the “Primary Subscription”). An application has been submitted for the rights to be listed for trading on the Nasdaq Global Select Market under the symbol “GBDCR” with trading anticipated to begin on or around April 9, 2020. Rights may be exercised at any time during the subscription period, which commences on April 9, 2020, and ends at 5:00 p.m., New York City time, on May 6, 2020, the expiration date, unless the subscription period is extended by the Company (the “Expiration Date”). Record date stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of the Company’s common stock that were not subscribed for by other holders (in the Primary Subscription, on the terms and subject to the conditions set forth in the prospectus for the offering, including as to pro-ration. In addition, any rights holders who were not record date stockholders who exercise rights are entitled to subscribe for such additional shares that are not otherwise subscribed for by record date stockholders pursuant to their over-subscription privilege, on the terms and subject to the conditions set forth in the prospectus for the offering, including as to pro-ration. These over-subscription privileges are referred to as the “Over-Subscription Privilege”).

Certain affiliates of Golub Capital LLC, an affiliate of our investment adviser, GC Advisors LLC (collectively, “Golub Capital”), have indicated that they intend to over-subscribe and to make a total investment of up to $125 million in shares of our common stock pursuant to exercise of the primary subscription and/or the Over Subscription Privilege. Any over-subscription by affiliates of Golub Capital will be effected only after the pro rata allocation of shares pursuant to the Over-Subscription Privilege to (1) record date stockholders of the Company (other than affiliates of Golub Capital) who fully exercise all rights issued to them and (2) any rights holder who was not a record date stockholder of the Company (other than an affiliate of Golub Capital) who exercises rights.

The subscription price for the shares to be issued pursuant to the rights will be 92.5% of the volume-weighted average of the sales prices of the Company’s shares of common stock on the Nasdaq Global Select Market for the five consecutive trading days ending on the Expiration Date. Because the subscription price will be determined on the Expiration Date, rights holders will generally not know the subscription price at the time of exercise and will be required initially to pay for both the shares subscribed for pursuant to their Primary Subscription rights and, if eligible, any additional shares subscribed for pursuant to the Over-Subscription Privilege at the estimated subscription price disclosed in the prospectus for this offering (and may be required to pay an additional amount or receive a partial refund, depending on the final subscription price). The Company has the ability to terminate the rights offering at any time prior to delivery of the rights and the shares of our common stock offered thereby. If this rights offering is terminated, all rights will expire without value, and no amounts paid to acquire rights on the Nasdaq Global Select Market or otherwise would be returned.

IMPORTANT DATES*
Record Date	April 8, 2020
Subscription Period	from April 9 to May 6, 2020
Rights expected to begin trading on NASDAQ	April 9, 2020
Last day it is expected that rights can be traded	May 5, 2020
Expiration Date	May 6, 2020 at 5:00 p.m. New York City Time
Deadline for Delivery of Subscription Certificates and Payment for Shares	May 6, 2020 at 5:00 p.m. New York City Time
Deadline for Delivery of Notice of Guaranteed Delivery	May 6, 2020 at 5:00 p.m. New York City Time
Confirmations Mailed to Participants	May 15, 2020
Final Payment for Over-subscription Shares	June 1, 2020

* All end dates subject to extension if the Company extends the Expiration Date.

The Company intends to use the net proceeds from the sale of shares of its common stock pursuant to the exercise of rights issued in this offering primarily (i) to initially repay outstanding indebtedness and otherwise support its financing subsidiaries, (ii) to make additional investments to support its existing portfolio companies, (iii) to position its balance sheet in order to be in position to fund new investments in accordance with its investment objectives and strategies and (iv) for general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Golub Capital BDC, Inc. before investing. The prospectus contains this and other information about Golub Capital BDC, Inc. The prospectus should be read carefully before investing. A copy of the final prospectus for the offering may be obtained from Broadridge Corporate Issuer Solutions, Inc., the Information Agent, by calling (toll-free) at (888) 789-8409, by e-mail at shareholder@broadridge.com or by mail at Broadridge Corporate Issuer Solutions, Inc., Attention: BCIS Re-Organization Dept., P.O. Box 1317 Brentwood, New York 11717-0693.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT GOLUB CAPITAL BDC, INC.

Golub Capital BDC, Inc. is an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Golub Capital BDC Inc. invests primarily in one-stop and other senior secured loans of U.S. middle-market companies that are often sponsored by private equity investors. Golub Capital BDC, Inc.’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital group of companies (“Golub Capital”).

ABOUT GOLUB CAPITAL

Golub Capital is a market-leading, award-winning direct lender and credit asset manager, with over $30 billion of capital under management. Golub Capital specializes in delivering reliable, creative and compelling financing solutions to middle market companies backed by private equity sponsors. The firm’s credit expertise also forms the foundation of its Late Stage Lending business and its Broadly Syndicated Loan investment program. Across its activities, Golub Capital nurtures long-term, win-win partnerships that inspire repeat business from its private equity sponsor clients and investors. Founded over 25 years ago, Golub Capital today has over 500 employees and lending offices in Chicago, New York, San Francisco and London.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. Golub Capital BDC, Inc. undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

CONTACT

Ross Teune

312-284-0111

rteune@golubcapital.com